UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________

FORM 8-K/A
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 10, 2015
_________________________
 Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 SW Fifth Ave, Ste 700
Portland, Oregon 97204
(Address of principal executive offices, including zip code)
(503) 268-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits, of the current report on Form 8-K filed by Lattice Semiconductor Corporation ("Lattice" or the "Company") on March 11, 2015, to provide additional information in connection with the Company's acquisition of Silicon Image Inc. ("Silicon Image") which was completed on March 10, 2015. In accordance with Item 9.01 of Form 8-K, this amendment includes the historical financial statements of Silicon Image for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited financial statements of Silicon Image as of December 31, 2014 and December 31, 2013 and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 are attached to this Form 8-K/A as Exhibit 99.1.

(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of the Company as of January 3, 2015 and for the year ended January 3, 2015 related to the Company's acquisition of Silicon Image are attached as Exhibit 99.2 to this Form 8-K/A.

(c) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
99.1	Audited financial statements of Silicon Image as of December 31, 2014 and December 31, 2013 and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012
99.2	Unaudited pro forma condensed combined financial statements of the Company as of January 3, 2015 and for the year ended January 3, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: May 26, 2015	By:	/s/ Joe Bedewi
Joe Bedewi Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
99.1	Audited financial statements of Silicon Image as of December 31, 2014 and December 31, 2013 and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012
99.2	Unaudited pro forma condensed combined financial statements of the Company as of January 3, 2015 and for the year ended January 3, 2015